SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K


                              Current Report Pursuant to
                               Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




           Date of Report (Date of Earliest Event Reported): April 26, 1994




                            MISSISSIPPI CHEMICAL CORPORATION
                (Exact Name of Registrant as Specified in its Charter)




                                    MISSISSIPPI
                    (State or Other Jurisdiction of Incorporation)





                  2-7803                                   64-0292638
          (Commission File Number)                     (I.R.S. Employer
                                                     Identification Number)



           P.O. Box 388, Yazoo City, Mississippi             39194
          (Address of Principal Executive Offices)         (Zip Code)



                                 (601) 746-4131
                 (Registrant's Telephone Number, Including Area Code)



















          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


          EXHIBITS

          Number              Description of Exhibit

          4.1 Thirteenth Supplemental Indenture dated as of July 16, 1993, between the Registrant and Deposit Guaranty National Bank.

          4.2 Amendment Number 6392(C) dated October 22, 1993 to Loan Agreement Number 6392 dated as of April 24, 1987, between the Registrant and the Jackson Bank for Cooperatives (now the National Bank for Cooperatives).

          4.3 Amended and Restated Line of Credit Agreement Number 6899(C) dated December 17, 1993, between the Registrant's subsidiary Newsprint South, Inc., and National Bank for Cooperatives, for a revolving line of credit.


          4.4 Amended and Restated Line of Credit Agreement Number 6872(B) dated October 22, 1993, between the Registrant and National Bank for Cooperatives, for a revolving line of credit.

          4.5 Amended and Restated Line of Credit Agreement Number 6871(B) dated October 22, 1993, between the Registrant and National Bank for Cooperatives, for a revolving line of credit.

          10 Amendment of Agreement for Real Estate Purchase Option dated July 16, 1993 by and between the Registrant and IMC-Agrico Company, for the sale of the Registrant's Hardee County, Florida property and underlying phosphate reserves.














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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MISSISSIPPI CHEMICAL CORPORATION



                                        By: /s/CHARLES O. DUNN
                                            Charles O. Dunn, President


          Dated:  April 26, 1994.


































                                         -3-














                                    EXHIBIT INDEX


           Number               Description of Exhibit         Page Number

            4.1           Thirteenth Supplemental Indenture
                          dated as of July 16, 1993, between
                          the Registrant and Deposit
                          Guaranty National Bank.

            4.2           Amendment Number 6392(C) dated
                          October 22, 1993 to Loan
                          Agreement Number 6392 dated as
                          of April 24, 1987, between the
                          Registrant and the Jackson Bank
                          for Cooperatives (now the National
                          Bank for Cooperatives).

            4.3           Amended and Restated Line of
                          Credit Agreement Number 6899(C)
                          dated December 17, 1993, between
                          the Registrant's subsidiary
                          Newsprint South, Inc., and National
                          Bank for Cooperatives, for a
                          revolving line of credit.

            4.4           Amended and Restated Line of
                          Credit Agreement Number 6872(B)
                          dated October 22, 1993, between
                          the Registrant and National Bank
                          for Cooperatives, for a revolving
                          line of credit.

            4.5           Amended and Restated Line of
                          Credit Agreement Number 6871(B)
                          dated October 22, 1993, between
                          the Registrant and National Bank
                          for Cooperatives, for a revolving
                          line of credit.

            10 Amendment of Agreement for Real Estate Purchase Option dated July 16, 1993 by and between the Registrant and IMC-Agrico
                          Company, for the sale of the
                          Registrant's Hardee County, Florida
                          property and underlying phosphate
                          reserves.





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                                                                Exhibit 4.1


                          THIRTEENTH SUPPLEMENTAL INDENTURE


               This Thirteenth Supplemental Indenture dated as of July 16, 1993, between Mississippi Chemical Corporation, a Mississippi corporation (the "Company"), and Deposit Guaranty National Bank, as Trustee (the "Trustee"), to the Indenture of Mortgage, Deed of Trust, Assignment and Security Agreement dated as of September 1, 1976, among the Company, New Orleans Bank for Cooperatives (now the National Bank for Cooperatives), John H. Farrelly, as trustee for the benefit of the New Orleans Bank for Cooperatives (the "Old Trustee") under certain deeds of trust specified in the Original Indenture, and the Trustee (the "Original Indenture") as amended and supplemented by a First Supplemental Indenture dated as of September 7, 1976 (the "First Supplemental Indenture"), a Second Supplemental Indenture dated as of September 30, 1976 (the "Second Supplemental Indenture"), a Third Supplemental Indenture dated as of June 28, 1977 (the "Third Supplemental Indenture"), a Fourth Supplemental Indenture dated as of May 1, 1978 (the "Fourth Supplemental Indenture"), a Fifth Supplemental Indenture dated as of June 1, 1978 (the "Fifth Supplemental Indenture"), a Sixth Supplemental Indenture dated as of September 1, 1979 (the "Sixth Supplemental Indenture"), a Seventh Supplemental Indenture dated as of October 1, 1979 (the "Seventh Supplemental Indenture"), an Eighth Supplemental Indenture dated as of May 15, 1983 (the "Eighth Supplemental Indenture dated as of May 15, 1983 (the "Eighth Supplemental Indenture"), a Ninth Supplemental Indenture dated as of February 23, 1988 (the "Ninth Supplemental Indenture"), a Tenth Supplemental Indenture dated as of December 26, 1989 (the "Tenth Supplemental Indenture"), an Eleventh Supplemental Indenture dated as of July 16, 1990 (the "Eleventh Supplement Indenture"), and a Twelfth Supplemental Indenture dated as of August 6, 1992 (the "Twelfth Supplemental Indenture") (the Original Indenture as supplemented by the First through the Twelfth Supplemental Indentures being hereinafter referred to as the "Indenture");

               WHEREAS, the Company wishes to convey certain assets which are presently subject to the Lien of the Indenture (the "Potash Assets") to a newly formed wholly owned subsidiary of the Company, Mississippi Potash, Inc. ("Mississippi Potash") which has been designated as a Restricted Subsidiary under the Indenture (such conveyance is hereinafter referred to as the "Transfer"); and

               WHEREAS, until the same are released from the Lien of the Indenture, the Potash Assets will remain subject to the Lien of the Indenture and the Transfer will not, by itself, effect a release of the Potash Assets from the Lien of the Indenture; and

               WHEREAS, either (i) the Transfer has been approved by the requisite number of holders of each Series of Notes having a series vote, or (ii) provisions have been made under Section
          10.02 of the Indenture for the defeasance of those Notes, the holders of which have not approved the Transfer; and

               WHEREAS, although the Indenture addresses the disposition of proceeds of the sale or other conveyance of the Trust Estate when title to the same is held by the Company, the Indenture does not address such disposition in the case of any portion of the Trust Estate held by a Restricted Subsidiary; and

               WHEREAS, pursuant to the provisions of Section 10.02 of the Indenture, the Company and the Trustee wish to enter into this Thirteenth Supplemental Indenture for the purpose of establishing the method by which a Restricted Subsidiary may dispose of a portion of the Trust Estate and the use of the proceeds of the disposition of the same; and

               WHEREAS, pursuant to the Eleventh Supplemental Indenture, the Company entered into an Agreement for Real Estate Purchase Option (the "Option Agreement") with Freeport-McMoRan Resource Partners, Limited Partnership ("Freeport"); and

               WHEREAS, pursuant to the Option Agreement, Freeport is to make a payment to the Company by July 16, 1993 and Freeport has requested that the Company waive such requirement and, instead, agree that such payment shall be due on or before December 31, 1993; and

               WHEREAS, in order to effectuate such waiver, the Company wishes to enter into an Amendment of Agreement for Real Estate Purchase Option (the "Option Amendment") with Freeport in substantially the form attached hereto as Exhibit A.

               WHEREAS, this Thirteenth Supplemental Indenture is in substantially the form approved by the holders of not less than 51% in aggregate unpaid principal amount of each Series of Notes having a series vote and 51% in aggregate unpaid principal amount of all of the outstanding notes.

               NOW, THEREFORE, the Indenture is hereby amended and supplemented as follows:

                                      ARTICLE I

                   TRUST ESTATE PROPERTY OF RESTRICTED SUBSIDIARIES

               SECTION 1.01. Release of Portion of Trust Estate Owned by Restricted Subsidiaries, Amendment of Section 5.04.

               (a) In the event any property constituting a portion of the Trust Estate is owned by a Restricted Subsidiary and such property is not released from the Lien of the Indenture, such property and the proceeds of any disposition thereof, may subsequently be released from the Lien of the Indenture in the same manner and to the same extent that such property would be released from the Lien of the Indenture pursuant to the provisions of Article IV of the Indenture, and for purposes of such portion of the Trust Estate, the term "Company" as used or referenced in Article IV shall be deemed to refer to the Restricted Subsidiary which has an interest in such property. The Restricted Subsidiary will have all rights provided to the Company under Article IV with respect to the proceeds of sale or other disposition of that portion of the Trust Estate owned by the Restricted Subsidiary.

               (b) To the extent the proceeds of such sale or other disposition are used by the Restricted Subsidiary to acquire other properties pursuant to the provisions of Article IV, the Company will require the Restricted Subsidiary to take such action satisfactory to the Trustee in order to subject such properties to the Lien of the Indenture.

               (c) To the extent the Trust Moneys deposited with the Trustee against such Released Portion are not released to the Restricted Subsidiary in accordance with the provisions of
          Article IV, the amounts remaining on deposit with the Trustee shall be applied to the redemption of Notes at the option of the Noteholders as provided in Section 2.15 of the Indenture.

               (d) Any rights in property constituting a portion of the Trust Estate which are held by a Restricted Subsidiary may be conveyed to the Company or to another Restricted Subsidiary without the necessity of obtaining consents from the holders of any Notes, provided however, that (i) no such conveyance shall release such property from the Lien of the Indenture, (ii) the Company will take such actions or will cause its Restricted Subsidiaries to take such actions as will maintain the Lien of the Indenture with respect to such portion of the Trust Estate, and (iii) the Company will advise the Trustee of such conveyance by the end of the calendar year during which such conveyance occurred, provided that the failure to so advise the Trustee shall not constitute an event of default hereunder.

               (e) Section 5.04 of the Indenture is hereby amended as follows:

                    (1) The first line thereof shall henceforth read, "The Company represents and warrants that either it or one or more of its Restricted Subsidiaries is"

                    (2) The ninth, tenth and eleventh line thereof shall henceforth read, "to the Company or its Restricted Subsidiaries, as the case may be, and provided further that as to the interests of the Company or its Restricted Subsidiaries in oil and gas leases described in Annex B, the Company warrants only the validity of the assignment of the interest to the Company or its Restricted Subsidiaries, as the case may be,"

                                      ARTICLE II

                             AMENDMENT OF AGREEMENT FOR
                             REAL ESTATE PURCHASE OPTION

               Section 2.01. Amendment of Eleventh Supplemental Indenture. The Eleventh Supplemental Indenture is hereby amended by amending the Freeport Agreement as follows:

               (a) Paragraph 2, Option Money, of the Freeport Agreement is amended by changing the fourth sentence thereof to read in its entirety as follows:

               Payments of Option Money relating to the second and third years of the option period shall be due prior to the end of the one (1) year period preceding the option period to which they relate.

          and by inserting immediately after the fourth sentence the following new sentence:

               The payment of Option Money relating to the fourth year of the option period shall be due on or before December 31, 1993.

               Section 2.02. Option Amendment. The Company may enter into the Option Amendment in the form attached hereto as Exhibit A, and may from time to time enter into such other amendments which do not, in the Company's reasonable business judgment, materially and adversely affect the Trust Estate.

                                     ARTICLE III

                               MISCELLANEOUS PROVISIONS

               SECTION 3.01 Indenture in Effect. Except as supplemented and amended by this Thirteenth Supplemental Indenture, all the covenants, agreements, terms and stipulations contained in the Indenture, as heretofore in effect, shall continue in full force and effect.

               SECTION 3.02 Counterparts. This Thirteenth Supplemental Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties have caused this Thirteenth Supplemental Indenture to be duly executed on and as of the date first above written.

          ATTEST:                       MISSISSIPPI CHEMICAL CORPORATION

          Signed and acknowledged
          in the presence of:
                                        By:________________________________
                                           W. F. Hawkins
                                           Senior Vice President-Finance
                                           and Administration

          __________________________
          Rosalyn B. Glascoe
          Secretary

          [CORPORATE SEAL]


          ATTEST:                       DEPOSIT GUARANTY NATIONAL BANK,
                                          as Trustee
          Signed and acknowledged
          in the presence of:
                                        By:________________________________
                                           Name:
                                           Title:

          __________________________
          Name:
          Title:

          [CORPORATE SEAL]

          STATE OF MISSISSIPPI
          COUNTY OF YAZOO

               Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______, 1993, within my jurisdiction, the within named W. F. Hawkins, and Rosalyn B. Glascoe, to me known, who acknowledged that they are the Senior Vice President-Finance and Administration and Secretary, respectively, of Mississippi Chemical Corporation, a Mississippi corporation, and that for and on behalf of said corporation and as its act and deed they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                             ______________________________

          My Commission expires:

          ______________________
          (Notarial Seal)




          STATE OF MISSISSIPPI
          COUNTY OF HINDS

               Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______, 1993, within my jurisdiction, the within named ________________ and __________________, who acknowledged that they are the ____________________ and ______________________ of Deposit
          Guaranty National Bank, a national banking association, and that for and on behalf of the said association, and as its act and deed they executed and delivered the above and foregoing instrument, after first been duly authorized by said association so to do.


                                             ______________________________

          My Commission expires:

          ______________________
          (Notarial Seal)

                                                                Exhibit 4.2


                            NATIONAL BANK FOR COOPERATIVES
                             AMENDMENT TO LOAN AGREEMENT


                                                             Number 6392(C)
                                                           October 22, 1993

          MISSISSIPPI CHEMICAL CORPORATION
          YAZOO CITY, MISSISSIPPI

          $35,000,000.00 TERM LOAN AMENDED

                    Loan agreement number 6392 issued by the Jackson Bank for Cooperatives, now National Bank for Cooperatives by reason of merger effective January 1, 1989, in favor of the above named Association on April 24, 1987, as amended, is hereby further amended as follows:

                    1. The Other Borrowings section is revised in its entirety to read as follows:

                    The Association agrees to limit at all times
               during the term hereof, total short-term or seasonal borrowings from all lenders, inclusive of the Bank, to the Association and all Restricted Subsidiaries (as defined in the Indenture), whether secured and/or unsecured, to $60,000,000.00, exclusive of loans from the Association to Restricted Subsidiaries. Whenever there is a balance outstanding and owing hereunder, no new long-term borrowings shall be consummated without prior notification to the Bank, unless permitted by the Twelfth Supplement to the Indenture.

                    2. Special Condition 1 is hereby revised in its entirety to read as follows:

                    The Association agrees to maintain at all times a
               ratio of unconsolidated current assets to unconsolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than 1.3 to 1; provided, however, in determining unconsolidated current liabilities, only the amount allowable as cash patronage rebates under the terms of the Association's loans with the Bank shall be treated as a current liability, or the actual amount to be paid in cash if less than 60% of earnings.



















                    3. Special Condition 2 is hereby deleted in its entirety.

                    All other terms and conditions of the loan agreement, as amended, not in conflict herewith shall remain in full force and effect.

                                             NATIONAL BANK FOR COOPERATIVES


                                             By:___________________________
                                                       Vice President

          Agreed to and accepted:

          MISSISSIPPI CHEMICAL CORPORATION


          By:___________________________

          Date:_________________________

































                                         -2-













                                                                Exhibit 4.3


                           NATIONAL BANK FOR COOPERATIVES
                    AMENDED AND RESTATED LINE OF CREDIT AGREEMENT

                                                             Number 6899(C)
                                                          December 17, 1993

          NEWSPRINT SOUTH, INC.
          YAZOO CITY, MISSISSIPPI
          $10,992,000.00 SEASONAL LOAN (VARIABLE) AMENDED TO INCREASE THE
                         AMOUNT TO $11,344,000.00


               THIS AMENDED AND RESTATED LINE OF CREDIT AGREEMENT
          ("Agreement") is entered into as of the 17th day of December, 1993, between the NATIONAL BANK FOR COOPERATIVES ("CoBank") and NEWSPRINT SOUTH, INC. (the "Borrower").

               WHEREAS, CoBank and the Borrower entered into Line of Credit Agreement No. 6899; and

               WHEREAS, CoBank and the Borrower now desire to amend and restate Line of Credit Agreement No. 6899;

               NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               SECTION 1. The Line of Credit. On the terms and conditions set forth in this Agreement, CoBank agrees to make available to the Borrower during the period commencing on December 31, 1993, and ending on but not including June 29, 1994, or such later date as CoBank may in its sole discretion authorize in writing, a revolving line of credit in an amount equal to the lesser of the Borrowing Base (as defined in Section 6 hereof) or $11,344,000.00 (the "Line"). Within the limits of the Line, the Borrower may borrow, repay, and reborrow.

               SECTION 2. Purpose. The purpose of the Line is to finance the operating needs and general purposes of the Borrower, and to finance accounts receivable and inventory of the Borrower, and to finance any investments in CoBank required pursuant to Section 9 hereof, and the Borrower agrees to utilize the proceeds of the Line for such purposes.

               SECTION 3. Availability. Advances under the Line will be made available on any day on which CoBank is open for business upon the telephonic or written request of any individuals authorized by the Borrower. Requests for advances must be received by CoBank no later than 12:00 noon, Central time on the day the advance is desired. Unless otherwise agreed, all advances will be made available by wire transfer of immediately available funds. Wire transfers will be made to such account or accounts as the Borrower may authorize from time to time on forms supplied by CoBank. In making advances on telephonic request, CoBank shall be entitled to rely on (and shall incur no liability to the Borrower in acting upon) any request made by a person identifying himself or herself as one of the persons authorized by the Borrower to request advances hereunder.

               SECTION 4.  Interest.

               (A) Variable Rate Option. Except as provided below, the unpaid principal balance of each advance hereunder shall bear interest at a rate per annum equal at all times to the National Variable Rate (as hereinafter defined) plus fifty (50) basis points. For purposes hereof, the National Variable Rate shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate. Any change in the National Variable Rate shall take effect on the date established by CoBank as the effective date of such change, and CoBank agrees to notify the Borrower promptly after any change in the rate.

               (B) Fixed Rate Option. From time to time at the request of the Borrower, the rate of interest charged hereunder may be fixed at a rate to be quoted by CoBank in its sole and absolute discretion. The minimum amount that may be fixed at any one time for any single period shall be $100,000, and rates may be fixed for periods ranging from 5 to 365 days.However, rates may only be fixed for periods which expire on a day on which CoBank is open for business, and may not be fixed for periods expiring after the Maturity Date (as defined in Section 5 hereof). Upon the expiration of any fixed rate period, interest shall automatically accrue at the rate set forth in (A) above, unless the amount fixed is repaid or the Borrower fixes the rate for an additional period.

               (C) Payment and Calculation. Interest shall be payable monthly in arrears by the 20th day of the following month, and shall be calculated on the actual number of days each advance is outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each advance is made shall be included and the date each advance is repaid shall be excluded.

               (D) Default Rate. If prior to maturity the Borrower fails to make any payment or investment required to be made under the terms of this Agreement (including this Section), then at CoBank's option in each instance, such payment or investment shall bear interest from the date due to the date such amount is paid in full at 4 percent per annum (calculated on a 360 day basis) in excess of the rate set forth in Subsection (A) above. After maturity, whether by reason of acceleration or otherwise, the entire indebtedness hereunder shall automatically bear interest at such higher rate. All interest provided for in this Subsection shall be pay able on demand.

               (E) Prepayment Surcharge. In the event any balance bearing interest at a fixed rate is repaid on a day earlier than the last day of any fixed rate period (whether as a result of a voluntary prepayment or by reason of acceleration or otherwise), the Borrower shall pay to CoBank a prepayment surcharge equal to the present value of any actual funding losses incurred by CoBank as a result of such prepayment, such surcharge to be computed in accordance with methodology established by CoBank and demonstrated to Borrower to be reasonably calculated to reflect CoBank's actual funding losses.

               SECTION 5. Repayment and Maturity. The unpaid principal balance of the advances shall mature and be payable on June 29, 1994, or on such later date as CoBank may in its sole discretion authorize in writing (the "Maturity Date").

               SECTION 6.  Borrowing Base, Reports, Etc.

               (A) Borrowing Base. For purposes hereof, the term "Borrowing Base" shall mean (a) eighty-five percent (85%) of accounts receivable that have been outstanding for sixty (60) days or less from the date of the original invoice and result from the sale of newsprint, (b) seventy percent (70%) of the market price less applicable discounts on manufactured and unsold newsprint inventory, (c) fifty percent (50%) of the cost value of consumable spare parts in inventory, and (d) seventy percent (70%) of the market value less applicable discounts of Kraft pulp inventory (other than in nodular form). The maximum amount outstanding hereunder may not exceed the amount shown in Section 1 hereof, or the Borrowing Base herein provided, whichever is less. "Consumable Spare Parts", as used in (c) above and herein, and in all documents related hereto, means consumable spare parts, prior to their incorporation into the Facility (as defined for purposes of the Project Documents set forth below), which are necessary for the normal operation and maintenance of the Borrower's Facility including, but not limited to, gears, switches, clutches, bolts, valves, filters, couplings, cylinders, nozzles, rheostats, fuses, seals, gauges, gaskets, timers, relays, brake discs, starters, and paper machine clothing.

               (B) Reports.

                    (1) Weekly Reports. Weekly, within five (5) days of each week-end, or more frequently as CoBank may request, the Borrower will submit to CoBank a Borrowing Base Report in form and content acceptable to CoBank.

                    (2) Requests for Advances. In addition to weekly Borrowing Base Reports, the Borrower shall, prior to each request for an advance hereunder, submit to CoBank a current Borrowing Base Report in form and content acceptable to CoBank and supporting the amount requested.

               (C) Mandatory Repayment. If at any time the amount outstanding under the Line exceeds the Borrowing Base, the Borrower shall immediately notify CoBank and repay so much of the Line as is necessary to reduce the amount outstanding under the Line to the limits of the Borrowing Base, or shall restore the required margin of security.

               SECTION 7. Note. The Borrower's obligation to repay advances made under the Line shall be evidenced by a promissory note in form and content acceptable to CoBank (the "Note").

               SECTION 8. Manner and Time of Payment. The Borrower shall make each payment under this Agreement and the Note either by wire transfer of immediately available funds or by check. Wire transfers shall be made to the Federal Reserve Bank of Atlanta for advice to and credit of NATL BK COOPS, Federal Reserve Bank Account Number 0619-0193-1 (or to such other account as CoBank may designate by notice). The Borrower shall give CoBank telephonic notice no later than 12:00 noon Central time of its intent to pay by wire transfer. Wire transfers received after 3:00 p.m. Central time shall be credited on the next business day. Checks shall be mailed or delivered to CoBank at Drawer CS 198552, Atlanta, GA 30384-8552 (or to such other address as CoBank may designate by notice). Credit for payment by check will not be given until the next business day after receipt of the check or the actual receipt of immediately available funds, whichever is later.

               SECTION 9. Capitalization. The Borrower agrees to make such investments in CoBank as CoBank may from time to time require in accordance with its bylaws and capital plan. In connection with the foregoing, the Borrower hereby acknowledges receipt, prior to the execution of this document, of a written description of the terms and conditions under which equity is issued. All such investments and all other equities which the Borrower may now own or hereafter acquire or be allocated in

          CoBank shall be subject to a statutory first lien in favor of CoBank to secure any indebtedness of the Borrower to CoBank.

               SECTION 10. Security. In addition to the above, the Borrower's obligations hereunder and under all instruments and documents contemplated hereby shall be secured by a first priority lien (subject only to those exceptions approved in writing by CoBank) pursuant to the Security Agreement dated February 14, 1989, granting CoBank a security interest in (A) all inventories of (i) manufactured and unsold newsprint, and (ii) Kraft pulp (other than in nodular form) and all products thereof, and (iii) Consumable Spare Parts, whether now owned or hereafter acquired, and (B) all now existing or hereafter arising accounts receivable arising from sales of manufactured newsprint, and all proceeds of (A) and (B) above ("Security Agreement").

               SECTION 11. Conditions Precedent. CoBank's obligation to make the initial advance hereunder is subject to the following conditions precedent:

                    (A) Due execution. That CoBank receive duly executed copies of this Agreement and all instruments and documents contemplated hereby.

                    (B) Approvals. That CoBank receive evidence satisfactory to it that all consents and approvals which are necessary for, or required as a condition of, the validity and enforceability of this Agreement and all documents and instruments contemplated hereby, have been obtained and are in full force and effect.

                    (C) Event of Default. That no Event of Default (as defined in Section 15 hereof), or event which with the passage of time or the giving of notice or both would become an Event of Default hereunder, exists.

               SECTION 12. Representations and Warranties. To induce CoBank to extend credit hereunder, and recognizing that CoBank is relying hereon, the Borrower represents and warrants as follows:

                    (A) Application. As of the date hereof, all representations, warranties, and information set forth in, or furnished in connection with, the Application submitted in connection herewith are true and correct.

                    (B) Conflicting Agreements, Etc. Neither this Agreement nor any instrument or document contemplated hereby conflicts with any agreement to which the Borrower is a party or with any provision of the Borrower's bylaws or articles of incorporation.

                    (C) Binding Agreement. This Agreement and all instruments and documents contemplated hereby will, when delivered, constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their terms.

                    (D) Defaults Under Other Agreements. The Borrower is not in default under any agreement or instrument to which it is a party or under which any of its properties are subject, that is material to its financial condition, operations, properties, profits, or business, including the following: (A) Second Amended and Restated Project Loan Agreement dated as of December 1, 1988 ("Project Loan Agreement"), (B) Second Amended and Restated Deed of Trust, Security Agreement and Financing Statement dated as of September 28, 1989 ("Project Mortgage"), (C) Consent to Project Mortgage of Owner Participant dated as of September 28, 1989, (D) Affiliate Transaction Letter dated as of December 1, 1988, (E) Side Letter Scorecard dated as of December 1, 1988, (F) Participation Agreement dated as of December 1, 1988 ("Participation Agreement"), (G) Lease Agreement dated as of September 28, 1989 ("Lease"), and (H) Lessee Security Agreement dated as December 1, 1988 ("Lessee Security Agreement"), as any and/or all of the foregoing may have been amended or restated to date or may be amended or restated from time to time hereafter ((A) through (H), inclusive, and collectively, the "Project Documents").

               SECTION 13. Affirmative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower agrees to:

                    (A) Eligibility. Maintain its status as an entity eligible to borrow from CoBank.

                    (B) Corporate Existence. Preserve and keep in full force and effect its corporate existence and good standing in the jurisdiction of its incorporation, its qualification to transact business in all places required by law, and all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or required by law.

                    (C) Compliance with Laws. Comply in all material respects with all applicable federal, state, and local laws, rules, regulations, ordinances, codes, and orders material to the conduct of the Borrower's business or the management of its property (collectively "Laws"). Without limiting the foregoing, the Borrower agrees to comply in all material respects with all Laws relating to securities, and agrees to comply in all material respects, and to cause all persons occupying or present on any properties of Borrower to so comply, with all Laws relating to environmental protection. Notwithstanding the foregoing, Borrower's failure to comply with this Subsection (C) will not constitute a default under this Agreement unless such failure adversely and materially affects Borrower's ability to comply with its payment obligations under this Agreement.

                    (D) Insurance. Maintain insurance with reputable insurers against all commonly insured risks of direct physical loss or damage having such limits as required by the Project Documents, and provide evidence to CoBank that all of the above insurance is in force.

                    (E) Property Maintenance. Maintain all of its property that is necessary to or desirable for the proper conduct of its business in good working condition, ordinary wear and tear excepted.

                    (F) Books and Records. Keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles ("GAAP") consistently applied.

                    (G) Inspection. Permit CoBank or its agents, during normal business hours or at such other times as the parties may agree, to examine the Borrower's properties, books, and records, and to discuss the Borrower's affairs, finances, and accounts with its respective officers, directors, employees, and independent certified public accountants.

                    (H)  Reports and Notices.  Furnish to CoBank:

                    (1) Annual Financial Statement.

                    (a) Audit. As soon as available, but in no event later than ninety (90) days after the end of any fiscal year of the Borrower occurring during the term hereof, annual financial statements of the Borrower prepared in accordance with GAAP consistently applied. Such financial statements shall: (i) be audited by independent certified public accountants selected by the Borrower and reasonably acceptable to CoBank; (ii) be accompanied by a report of such accountants containing an opinion acceptable to CoBank; (iii) be prepared in reasonable detail and in comparative form; and (iv) include a balance sheet, a statement of income,a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

                    (b) Management Letters. Promptly upon receipt thereof, a copy of any management letters submitted to the Borrower by its independent certified public accountant.

                    (2) Monthly Financial Statements. As soon as available, monthly financial reports as provided in the Project Documents.

                    (3) Notice of Default. Promptly after becoming aware thereof, notice of the occurrence of an "Event of Default" (as defined in Section 15 hereof) or of any event which, with the giving of notice or the passage of time or both, would become an Event of Default hereunder.

                    (4) Notice of Non-Environmental Litigation. Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the Borrower which, if determined adversely to the Borrower, could have a material adverse effect on the financial condition, properties, profits, or operations of the Borrower.

                    (5) Notice of Environmental Litigation, Etc. Promptly after receipt thereof, notice of the receipt of all pleadings, orders, formal complaints, or indictments alleging a condition that may require the Borrower to undertake or to contribute to a cleanup or other response under environmental Laws, or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions.

                    (6) Other Information. Such other information regarding the condition or operations, financial or otherwise, of the Borrower as CoBank may, from time to time, reasonably request, including, but not limited to, copies of all pleadings and notices referred to in Subsections H(4) and (5) above.

                    (7) Borrowing Base Report. The Borrowing Base Report as set forth in Subsection 6(B)(1) hereof.

                    (8) Annual Budgets, Etc. As soon as available, and for each fiscal year of the Borrower during the term hereof, copies of the Borrower's annual budgets and forecasts of operations and capital expenditures for its next fiscal year, as provided in the Project Documents.

                    (I) Material Agreement. To perform and comply with each of the provisions of the Project Documents applicable to Borrower, which said provisions are hereby and herein incorporated.

                    (J) Rent Reserve. As provided in the Project Documents, establish a Rent Reserve and adhere to all restrictions in the Project Documents on cash distributions, investments and other indebtedness.

                    (K) Collateral Agreement. Remain in compliance at all times with all terms, conditions, covenants and provisions of the Collateral Agreement dated as of February 14, 1989, between the Borrower and CoBank ("Collateral Agreement").

               SECTION 14. Negative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower will not:

                    (A) Borrowings. Create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money or for the deferred purchase price of property or services, except for accounts payable to trade creditors and current operating liabilities (other than for borrowed money) incurred in the ordinary course of the Borrower's business, and except as permitted in accordance with the Project Documents.

                    (B) Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal. The foregoing restrictions shall not apply to (1) liens in favor of CoBank; (2) liens for taxes, assessments, or governmental charges that are not past due; (3) liens, pledges and deposits under workers' compensation, unemployment insurance, and social security laws; (4) liens, deposits and pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of the Borrower's business as conducted on the date hereof; (5) liens imposed by law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due; and (6) liens of and/or permitted under the Project Documents.

                    (C) Mergers, Acquisitions, Etc. Merge or consolidate with any other entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture, except as permitted in the Project Documents.

                    (D) Transfer of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of the Borrower's business, and except assets which are obsolete or surplus to Borrower's operation or business, except as permitted in the Project Documents.

                    (E) Loans. Lend or advance money, credit, or property to any person or entity, except for trade credit extended in the ordinary course of the Borrower's business, and except as permitted in the Project Documents.

                    (F) Contingent Liabilities. Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise become liable upon the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Borrower's business, and except as permitted in the Project Documents.

                    (G) Change in Business. Engage in any business activities or operations substantially different from or unrelated to the Borrower's present business activities or operations, except as permitted in the Project Documents.

                    (H) Dividends and Retirement of Equities. Except as permitted in the Project Documents, declare or pay any dividends, or retire capital equities or other written notices of allocation in cash, or make any other distribution or allocation of its earnings, surplus, or assets to any holder of stock, allocated equities or other written notices of allocation.

                    (I) Leases. Create, incur, assume, or permit to exist any obligation as lessee for the rental or hire of any real or personal property, except as permitted in the Project Documents.

                    (J) Investments. Pledge, sell, alienate, exchange, or dispose of any stocks, bonds, or similar investments, except as permitted in the Project Documents.

               SECTION 15. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                    (A) Payment Default. Failure by the Borrower to make any payment or investment required to be made hereunder when due.

                    (B) Representations and Warranties. Any material representation or warranty made by the Borrower herein or in any agreement, certificate or document related hereto or furnished in connection herewith, shall prove to have been false or misleading in any material respect on or as of the date made.

                    (C) Certain Affirmative Covenants. Failure by the Borrower to perform or comply with any covenant set forth in

          Section 13 hereof (other than Section 13(H)(3), (4) and (5), or to furnish any Borrowing Base Report required by Subsection 6(B) hereof, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (D) Other Covenants and Agreements. The Borrower should fail to perform or comply with any other covenant or agreement contained herein, including any covenant excluded under Subsection (C) above, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (E) Cross-Default. The Borrower should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Borrower and CoBank, including, without limitation, any loan agreement, security agreement, mortgage, and deed of trust.

                    (F) Other Indebtedness. The Borrower should fail to pay when due any indebtedness permitted hereunder to any other person or entity for borrowed money or any other event occurs which, under any agreement or instrument relating to such indebtedness, has the effect of accelerating or permitting the acceleration of such indebtedness, whether or not such indebtedness is actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time or otherwise, and such failure, whether or not the indebtedness is accelerated, continues for 15 days after CoBank shall have delivered to the Borrower written notice that CoBank will consider such failure to constitute an Event of Default hereunder.

                    (G) Judgments. A judgment, decree, or order for the payment of money shall be rendered against the Borrower and either (1) enforcement proceedings shall have been commenced; or
          (2) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 60 consecutive days from the date of its entry, without being vacated, discharged, satisfied, or stayed pending appeal.

                    (H) Insolvency, Etc. The Borrower: (1) shall become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they come due; or (2) shall suspend its business operations or a material part thereof or make an assignment for the benefit of creditors, if, in CoBank's reasonable opinion, such suspension or termination will have a material adverse effect on the Borrower's overall operations; or (3) shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed, and same is not terminated within sixty (60) days of such appointment; or (4) shall commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, which proceeding is not dismissed or otherwise withdrawn within sixty (60) days of the commencement of same.

                    (I) Material Adverse Change. Any material adverse change occurs, as reasonably determined by CoBank, in the Borrower's financial condition, results of operation or ability to perform its obligations hereunder or under any instrument or document contemplated hereby.

                    (J) Project Documents. Any Material Potential Default, Event of Default, or any exercise of remedies under the Project Loan Agreement, and/or the Project Mortgage of the Project Documents, and/or any Special Default, Event of Default, or any exercise of remedies under the Lease or the Lessee Security Agreement of the Project Documents.

               SECTION 16. Suspension of Line During Grace Period. During the continuance of any event which, with the passage of time or the giving of notice or both would become an Event of Default hereunder or under any other agreement between CoBank and the Borrower, CoBank may, without notice to the Borrower, suspend the unused portion of the Line.

               SECTION 17. Remedies Upon Default. Upon the occurrence of and during the continuance of each and every Event of Default:

                    (A) Termination, Etc. CoBank may, without notice to the Borrower, suspend the unused portion of the Line and, upon notice to the Borrower, may terminate the Line and declare the entire unpaid principal balance of the Note, all accrued interest thereon and all other amounts payable under this Agreement and all other agreements between CoBank and the Borrower, to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the Note and all such other amounts shall become immediately due and payable, without protest, presentment, demand, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                    (B) Enforcement. CoBank may proceed to protect, exercise, and enforce such rights and remedies as may be provided by agreement or under law. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CoBank to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise thereof, or the exercise of any other right. Without limiting the foregoing, CoBank may hold and/or set off and apply against the Borrower's indebtedness any and all collateral securing the Line as set forth in Sections 9 and 10 hereof; provided, however, notwithstanding the preceding, the Borrower's qualifying share of voting stock in CoBank shall remain outstanding in the name of the Borrower until such time as CoBank or any other member of the Farm Credit System is no longer a party to the Participation Agreement of the Project Documents or an Event of Default or the exercise of remedies exists under any Financing Document, as defined in the Project Documents. In addition,CoBank may hold and/or set off and apply against the Borrower's indebtedness any and all cash, accounts, securities, or other property in CoBank's possession or under its control pursuant to this Agreement (excluding the Project Documents as incorporated herein), the Security Agreement, the Collateral Agreement, and/or financing statements filed in connection with any of the preceding.

                    (C) Application of Funds. All amounts received by CoBank shall be applied to amounts owing hereunder and under the
          Note in such order and manner as CoBank may in its sole discretion elect.

               SECTION 18. Complete Agreement, Amendments. This Agreement and all documents and instruments contemplated hereby are intended by the parties to be a complete and final expression of their agreement with respect to the subject matter thereof. No amendment, modification, or waiver of any provision hereof or thereof, nor any consent to any departure of the Borrower here from or therefrom, shall be effective unless approved by CoBank and contained in a writing signed by or on behalf of CoBank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               SECTION 19. Applicable Law. Except to the extent governed by applicable federal law, this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of Mississippi, without reference to choice of law doctrine.

               SECTION 20. Notices. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery, if personally delivered, sent by telegram or facsimile transmission, or if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

             If to CoBank, as follows:        If to the Borrower, as
          follows:

             National Bank for Cooperatives  Newsprint South, Inc.
             6360 I-55 North, Suite 410      P.O. Box 1499
             P.O.  Box 16099                 Yazoo City, MS 39194-1499
             Jackson, MS 39236-0099          Attn:  Timothy A. Dawson
             Attn: Credit Department         Facsimile No.  (601) 746-9158
             Facsimile No.  (601) 977-4045

               SECTION 21. Costs and Expenses. To the extent allowed by law, the Borrower agrees to pay to CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank (including the reasonable fees and expenses of counsel retained by CoBank) in connection with the perfection, maintenance and release of any security provided for hereunder and the preservation and enforcement of CoBank's rights hereunder, under the Note, and any security or other agreement related hereto.

               SECTION 22. Effectiveness and Severability. This Agreement shall continue in effect until all indebtedness and obligations of the Borrower hereunder and under all instruments and documents contemplated hereby shall have been repaid or the Line shall expire, whichever is later. Any provision of this Agreement or of any instrument or document contemplated hereby which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

               SECTION 23. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and CoBank and the irrespective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of CoBank.






                                 *     *     *     *

               SECTION 24. Acceptance. This Agreement shall not become effective unless CoBank shall have received a duly executed copy of this Agreement by December 30, 1993.


                                   NATIONAL BANK FOR COOPERATIVES


                                   By:/s/__________________________________
                                          Vice President


          ACCEPTED AND AGREED TO:
          NEWSPRINT SOUTH, INC.


          By:/s/Timothy A. Dawson

          Title: Vice President-Finance and Treasurer

          Date: December 20, 1993

                                                                Exhibit 4.4


                            NATIONAL BANK FOR COOPERATIVES
                    AMENDED AND RESTATED LINE OF CREDIT AGREEMENT


                                                             Number 6872(B)
                                                           October 22, 1993


          MISSISSIPPI CHEMICAL CORPORATION
          YAZOO CITY, MISSISSIPPI

          $15,000,000.00 SEASONAL LOAN (VARIABLE) AMENDED TO INCREASE THE
               AMOUNT TO $20,000,000.00

                    THIS AMENDED AND RESTATED LINE OF CREDIT AGREEMENT ("Agreement") is entered into as of the 22nd day of October, 1993, between the NATIONAL BANK FOR COOPERATIVES ("CoBank") and MISSISSIPPI CHEMICAL CORPORATION (the "Borrower").

                    WHEREAS, CoBank and the Borrower entered into Line of Credit Agreement No. 6872; and

                    WHEREAS, CoBank and the Borrower now desire to amend and restate Line of Credit Agreement No. 6872;

                    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                    SECTION 1. The Line of Credit. On the terms and conditions set forth in this Agreement, CoBank agrees to make available to the Borrower during the period commencing on November 1, 1993, and ending on but not including October 31, 1994, or such later date as CoBank may in its sole discretion authorize in writing, a revolving line of credit in the amount of $20,000,000.00 (the "Line"). Within the limits of the Line, the Borrower may borrow, repay, and reborrow.

                    SECTION 2. Purpose. Advances under the Line shall be utilized to finance the operating needs and general purposes of the Borrower, and to finance accounts receivable and inventory, and the Borrower agrees to utilize the proceeds of the Line for such purposes.

                    SECTION 3. Availability. Advances under the Line will be made available on any day on which CoBank is open for business upon the telephonic or written request of any individuals authorized by the Borrower. Requests for advances must be received by CoBank no later than 12:00 noon, Central time on the day the advance is desired. Unless otherwise agreed, all advances will be made available by wire transfer of immediately available funds. Wire transfers will be made to such account or accounts as the Borrower may authorize from time to time on forms supplied by CoBank. In making advances on telephonic request, CoBank shall be entitled to rely on (and shall incur no liability to the Borrower in acting upon) any request made by a person identifying himself or herself as one of the persons authorized by the Borrower to request advances hereunder.

                    SECTION 4.  Interest.

                    (A) The Borrower agrees to pay interest on the unpaid principal balance hereunder in accordance with one of the following interest rate options, as selected by the Borrower:

                    (1) Variable Rate Option. At a rate per annum equal at all times to the National Variable Rate (as hereinafter defined) minus one hundred (100) basis points. For purposes hereof, the National Variable Rate shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate. Any change in the National Variable Rate shall take effect on the date established by CoBank as the effective date of such change, and CoBank agrees to notify the Borrower promptly after any change in the rate.

                    (2) Quoted Rate Option. At a fixed rate to be quoted by CoBank in its sole and absolute discretion. Under this option, the minimum amount that may be fixed at any one time for any single period shall be $100,000, and rates may be fixed for periods ranging from 5 to 365 days. However, rates may only be fixed for periods which expire on a day on which CoBank is open for business.

                    (3) LIBOR Option. At a fixed rate equal to LIBOR (as hereinafter defined) plus 150 basis points per annum for periods of 1 month, 2 months, 3 months, 6 months, or 9 months, as selected by the Borrower. For purposes hereof, LIBOR shall mean the rate indicated by Reuters (screen LIBO) as having been quoted by Bankers Trust at 11:00 a.m. London time on the date the rate is fixed for the offering of U.S. dollar deposits in the London interbank market for the period designated by the Borrower. Notwithstanding such reference, for purposes hereof, the term "month" or "months" shall mean a period consisting of 30 days or integral multiples thereof; provided, however, that in the event any such period expires on a day on which CoBank is not open for business, such period shall be extended to the next day on which CoBank is open for business. Under this option, the minimum amount that may be fixed at any one time shall be $100,000.

                    (4) Discount Note Option. At a fixed rate equal to the Discount Note Rate (as hereinafter defined) plus 175 basis points per annum for periods ranging from 5 to 365 days. Under this option, the minimum amount that may be fixed at any one time for any single period shall be $100,000. However, rates may only be fixed for periods which expire on a day on which CoBank is open for business. For purposes hereof, the term Discount Note Rate shall mean the yield to maturity on Federal Farm Credit Banks Consolidated Systemwide Notes (Systemwide Notes) having the same maturity date as the last day of the fixed rate period selected by the Borrower, as quoted by CoBank at approximately 9:30 a.m. Eastern time on the date the rate is fixed. If, however, no yield is available for the period selected, then the rate shall be interpolated based on the rates quoted by CoBank for the next longer and shorter maturity dates for Systemwide Notes. In the event that no issues of Systemwide Notes are available for such interpolation or that the issuance of Systemwide Notes ceases, then CoBank will notify the Borrower and either
               (i) this interest rate option will cease to be available, or (ii) the parties hereto may agree upon a substitute basis for fixing rates based upon similar issues of discount notes or other debt instruments.

          The Borrower shall select the applicable rate option at the time it requests an advance hereunder and may, on any CoBank business day, elect to convert qualifying amounts bearing interest at the variable rate option to one of the fixed rate options. In addition, on the last day of any fixed rate period, the Borrower may elect to fix the rate for an additional period or to convert the rate to the variable rate option. In the absence of any such election or in the absence of any election made at the time an advance is made hereunder, interest shall automatically accrue at the variable rate option. All elections provided for herein shall be made in the same manner and by the same time as is provided in Section 3 hereof for requests for advances, and in no event may rates be fixed for periods expiring after the Maturity Date (as defined in Section 5 hereof).

                    (B) Payment and Calculation. Interest shall be payable monthly in arrears by the 20th day of the following month, and shall be calculated on the actual number of days each advance is outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each advance is made shall be included and the date each advance is repaid shall be excluded.

                    (C) Default Rate. If prior to maturity the Borrower fails to make any payment or investment required to be made under the terms of this agreement (including this Section), then at CoBank's option in each instance, such payment or investment shall bear interest at 4 percent per annum in excess of the rate set forth in Subsection (A) above. After maturity, whether by reason of acceleration or otherwise, the unpaid principal balance hereunder shall automatically bear interest at 4 percent per annum in excess of the rates that would otherwise be in effect. All interest provided for in this Subsection shall be payable on demand and shall be calculated from the date such payment was due to the date paid on the basis of a year consisting of 360 days.

                    (D) Prepayment Surcharge. In the event any balance bearing interest at a fixed rate is repaid on a day earlier than the last day of any fixed rate period (whether as a result of a voluntary prepayment or by reason of acceleration or otherwise), the Borrower shall pay to CoBank a prepayment surcharge equal to the present value of any actual funding losses incurred by CoBank as a result of such prepayment, such surcharge to be computed in accordance with methodology established by CoBank and demonstrated to Borrower to be reasonably calculated to reflect CoBank's actual funding losses.

                    SECTION 5. Repayment and Maturity. The unpaid principal balance of the advances shall mature and be payable on November 1, 1994, or on such later date as CoBank may in its sole discretion authorize in writing (the "Maturity Date").

                    SECTION 6. Note. The Borrower's obligation to repay advances made under the Line shall be evidenced by a promissory note in form and content acceptable to CoBank (the "Note").

                    SECTION 7. Manner and Time of Payment. The Borrower shall make each payment under this Agreement and the Note either by wire transfer of immediately available funds or by check.
          Wire transfers shall be made to the Federal Reserve Bank of Atlanta for advice to and credit of NATL BK COOPS, Federal Reserve Bank Account Number 0619-0193-1 (or to such other account as CoBank may designate by notice). The Borrower shall give CoBank telephonic notice no later than 12:00 noon Central time of its intent to pay by wire transfer. Wire transfers received after 3:00 p.m. Central time shall be credited on the next business day. Checks shall be mailed or delivered to CoBank at Drawer CS 198552, Atlanta, GA 30384-8552 (or to such other address as CoBank may designate by notice). Credit for payment by check will not be given until the next business day after receipt of the check or the actual receipt of immediately available funds, whichever is later.

                    SECTION 8. Capitalization. The Borrower agrees to make such investments in CoBank as CoBank may from time to time require in accordance with its bylaws and capital plan. In connection with the foregoing, the Borrower hereby acknowledges receipt, prior to the execution of this document, of a written description of the terms and conditions under which equity is issued. All such investments and all other equities which the Borrower may now own or hereafter acquire or be allocated in CoBank shall be subject to a statutory first lien in favor of CoBank to secure any indebtedness of the Borrower to CoBank.

                    SECTION 9. Security. Except as provided above, the Borrower's obligations hereunder and under the Note(s) shall be unsecured.

                    SECTION 10. Conditions Precedent. CoBank's obligation to make the initial advance hereunder is subject to the following conditions precedent:

                    (A) Due Execution. That CoBank receive duly executed copies of this Agreement and all instruments and documents contemplated hereby.

                    (B) Approvals. That CoBank receive evidence satisfactory to it that all consents and approvals which are necessary for, or required as a condition of, the validity and enforceability of this Agreement and all documents and instruments contemplated hereby, have been obtained and are in full force and effect.

                    (C) Event of Default. That no Event of Default (as defined in Section 14 hereof), or event which with the passage of time or the giving of notice or both would become an Event of Default hereunder, exists.

                    SECTION 11. Representations and Warranties. To induce CoBank to extend credit hereunder, and recognizing that CoBank is relying hereon, the Borrower represents and warrants as follows:

                    (A) Application. As of the date hereof, all representations, warranties, and information set forth in, or furnished in connection with, the Application submitted in connection herewith are true and correct.

                    (B) Conflicting Agreements, Etc. Neither this Agreement nor any instrument or document contemplated hereby conflicts with any agreement to which the Borrower is a party or with any provision of the Borrower's bylaws or articles of incorporation.

                    (C) Binding Agreement. This Agreement and all instruments and documents contemplated hereby will, when delivered, constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their terms.

                    (D)  Defaults Under Other Agreements.  The
               Borrower is not in default under any agreement or instrument to which it is a party or under which any of its properties are subject, that is material to its financial condition, operations, properties, profits, or business, including the Indenture (as defined in Subsection 12(D) hereof).

                    SECTION 12. Affirmative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower agrees to:

                    (A)  Eligibility.  Maintain its status as an
               entity eligible to borrow from CoBank.

                    (B) Corporate Existence. Preserve and keep in full force and effect its corporate existence and good standing in the jurisdiction of its incorporation, its qualification to transact business in all places required by law, and all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or required by law.

                    (C) Compliance with Laws. Comply in all material respects with all applicable federal, state, and local laws, rules, regulations, ordinances, codes, and orders material to the conduct of the Borrower's business or the management of its property (collectively "Laws"). Without limiting the foregoing, the Borrower agrees to comply in all material respects with all Laws relating to securities, and agrees to comply in all material respects, and to cause all persons occupying or present on any properties of Borrower to so comply, with all

               Laws relating to environmental protection.
               Notwithstanding the foregoing, Borrower's failure to comply with this Subsection (C) will not constitute a default under this Agreement unless such failure adversely and materially affects Borrower's ability to comply with its payment obligations under this Agreement.

                    (D) Insurance. Maintain "all-risk" property insurance covering such risks, in such companies, form and amounts sufficient to cover at all times CoBank's entire lien interest, which lien interest shall be shown under the terms of a standard loss payable clause in favor of CoBank and Deposit Guaranty National Bank as Trustee under the Indenture of Mortgage, Deed of Trust, Assignment and Security Agreement dated as of September 1, 1976, as supplemented, among the Borrower, CoBank, and Deposit Guaranty National Bank as Trustee (hereinafter referred to as "Indenture"), as indicated in the insurance policies or by endorsements attached thereto, and fidelity bond coverage in such companies, form, and amounts and on such officers and employees as CoBank may request. CoBank shall be provided thirty
               (30) days' prior written notice of cancellation of any such policy.

                    (E) Property Maintenance. Maintain all of its property that is necessary to or desirable for the proper conduct of its business in good working condition, ordinary wear and tear excepted.

                    (F) Books and Records. Keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles ("GAAP") consistently applied.

                    (G) Inspection. Permit CoBank or its agents, during normal business hours or at such other times as the parties may agree, to examine the Borrower's properties, books, and records, and to discuss the Borrower's affairs, finances, and accounts with its respective officers, directors, employees, and independent certified public accountants.

                    (H)  Reports and Notices.  Furnish to CoBank:

                         (1)  Annual Financial Statement.

                              (a)  Audit.  As soon as
                         available, but in no event later
                         than ninety (90) days after the end
                         of any fiscal year of the Borrower
                         occurring during the term hereof,
                         annual consolidated financial
                         statements of the Borrower prepared
                         in accordance with GAAP
                         consistently applied.  Such
                         financial statements shall:  (i) be
                         audited by independent certified
                         public accountants selected by the
                         Borrower and reasonably acceptable
                         to CoBank; (ii) be accompanied by a
                         report of such accountants
                         containing an opinion acceptable to
                         CoBank; (iii) be prepared in
                         reasonable detail and in
                         comparative form; and (iv) include
                         a balance sheet, a statement of
                         income, a statement of retained
                         earnings, a statement of cash
                         flows, and all notes and schedules
                         relating thereto.

                              (b)  Management Letters.
                         Promptly upon receipt thereof, a
                         copy of any management letters
                         submitted to the Borrower by its
                         independent certified public
                         accountant.

                         (2)  Monthly Financial Statements.  As
                    soon as available, but in no event more than thirty (30) days after each month end, a consolidated and an unconsolidated (meaning Borrower and Restricted Subsidiaries) balance sheet and statement of income for the period year to date, and such other monthly statements as CoBank may specifically and reasonably request, all prepared in reasonable detail in accordance with GAAP consistently applied, and showing compliance with all loan covenants contained herein (to the extent that same can be demonstrated in such financial statements).

                         (3)  Notice of Default.  Promptly after
                    becoming aware thereof, notice of the
                    occurrence of an "Event of Default" (as
                    defined in Section 14 hereof) or of any event which, with the giving of notice or the passage of time or both, would become an Event of Default hereunder.

                         (4)  Notice of Non-Environmental
                    Litigation. Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the Borrower and/or any Restricted Subsidiary which, if determined adversely to the Borrower and/or any Restricted Subsidiary, could have a material adverse effect on the financial condition, properties, profits, or operations of the Borrower and/or any Restricted Subsidiary.

                         (5)  Notice of Environmental Litigation,
                    Etc. Promptly after receipt thereof, notice of the receipt of all pleadings, orders, formal complaints, or indictments alleging a condition that may require the Borrower to undertake or to contribute to a cleanup or other response under environmental Laws, or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions.

                         (6)  Other Information.  Such other
                    information regarding the condition or
                    operations, financial or otherwise, of the Borrower as CoBank may, from time to time, reasonably request, including, but not limited to, copies of all pleadings and notices referred to in Subsections H(4) and
                    (5) above.

                         (7)  Annual Budgets, Etc.  As soon as
                    available, but in no event later than October 1 of each year during the term hereof, on an unconsolidated (meaning Borrower and all Restricted Subsidiaries) basis, copies of the Borrower's annual budgets and forecasts of operations, capital expenditures and statements of cash flow, which shall be supported by an itemized list of assumptions upon which said forecasts were based in sufficient detail to permit CoBank to appraise the validity of same.

                         (8)  Quarterly Covenant Certificate.  As
                    soon as available after the end of each
                    calendar quarter during the term hereof, a certificate from the Chief Financial Officer of the Borrower showing compliance with all terms and conditions of this Agreement.

                    (I) Current Ratio. Maintain at all times a ratio of unconsolidated current assets to unconsolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than 1.3 to 1; provided, however, in determining unconsolidated current liabilities, only the amount allowable as cash patronage rebates under the terms of the Borrower's loans with CoBank shall be treated as a current liability, or the actual amount to be paid in cash if less than 60% of earnings.

                    (J) Working Capital. Maintain at all times an excess of unconsolidated current assets over unconsolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than $20,000,000.00; provided, however, in determining unconsolidated current liabilities, only the amount allowable as cash patronage rebates under the terms of the Borrower's loans with CoBank shall be treated as a current liability for purposes of this Subsection 12(J).

                    (K) Additional Borrowings. Limit at all times during the term hereof, total short-term or seasonal borrowings from all lenders, inclusive of CoBank, to the Borrower and all Restricted Subsidiaries (as defined in the Indenture), whether secured and/or unsecured, to $60,000,000.00, exclusive of loans from the Borrower to Restricted Subsidiaries. Whenever there is a balance outstanding and owing hereunder, no new long-term borrowings shall be consummated without prior notification to CoBank, unless permitted by the Twelfth Supplement to the Indenture.

                    SECTION 13. Negative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower will not:

                    (A) Borrowings. Except as provided in Subsection 12(K) hereof, create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money or for the deferred purchase price of property or services, except for accounts payable to trade creditors and current operating liabilities (other than for borrowed money) incurred in the ordinary course of the Borrower's business.

                    (B) Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal. The foregoing restrictions shall not apply to (1) liens in favor of CoBank; (2) liens for taxes, assessments, or governmental charges that are not past due; (3) liens, pledges and deposits under workers' compensation, unemployment insurance, and social security laws; (4) liens, deposits and pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of the Borrower's business as conducted on the date hereof;
               (5) liens imposed by law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due; and (6) Permitted Security Interests as set forth in Section 7.01 of the Indenture.

                    (C)  Mergers, Acquisitions, Etc.  Merge or
               consolidate with any other entity, or acquire all or substantially all of the assets of any person or entity, or commence operations under any other name, organization, or entity, including any joint venture.

                    (D) Transfer of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of the Borrower's business, and except assets which are obsolete, surplus to Borrower's operation or business, or replaced with assets of at least equal value to Borrower's operation or business.

                    (E) Loans. Lend or advance money, credit, or property to any person or entity, except in the ordinary course of the Borrower's business and except for loans to Restricted Subsidiaries, to Newsprint South, Inc., or pursuant to the Freeport Agreement, as amended from time to time, and defined in the Indenture.

                    (F) Contingent Liabilities. Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise become liable upon the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection, similar transactions in the ordinary course of the Borrower's business, or with respect to any of its Subsidiaries.

                    (G) Change in Business. Engage in any business activities or operations substantially different from or unrelated to the Borrower's currently intended business activities or operations.

                    (H)  Dividends and Retirement of Equities.
               Declare or pay any dividends, or retire capital equities or other written notices of allocation in cash, or make any other distribution or allocation of its earnings, surplus, or assets to any holder of stock, allocated equities or other written notices of allocation; provided, however, the Borrower may distribute patronage-sourced earnings annually in the form of cash and qualified and/or unqualified written notices of allocation, so long as the cash portion of such distribution does not exceed sixty percent (60%) of such earnings, and such written notices constitute equity and not debt.

                    (I) Secured Funded Debt. Will not, nor will it permit any Restricted Subsidiary to, issue, guarantee, assume, or in any manner become liable for, contingently or otherwise, any Secured Funded Debt unless immediately after giving effect to the issuance and the application of the proceeds thereof Net Tangible Assets would be not less than 166% of the aggregate unpaid principal amount of all Secured Funded Debt then outstanding. The terms "Restricted Subsidiary", "Secured Funded Debt", and "Net Tangible Assets" shall have the same meaning herein as in the Indenture.

                    SECTION 14. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                    (A) Payment Default. Failure by the Borrower to make any payment or investment required to be made hereunder when due.

                    (B)  Representations and Warranties.  Any
               representation or warranty made by the Borrower herein or in any agreement, certificate or document related hereto or furnished in connection herewith, shall prove to have been false or misleading in any respect on or as of the date made, which false or misleading representation or warranty has a material and adverse effect on the Borrower's ability to comply with its payment obligations hereunder.

                    (C) Certain Affirmative Covenants. Failure by the Borrower to perform or comply with any covenant set forth in Section 12 hereof (other than Section 12(H)(3), (4) and (5), and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (D) Other Covenants and Agreements. The Borrower should fail to perform or comply with any other covenant or agreement contained herein, including any covenant excluded under Subsection (C) above, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (E) Cross-Default. The Borrower should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Borrower and CoBank, including, without limitation, any loan agreement, security agreement, mortgage, and deed of trust.

                    (F) Other Indebtedness. The Borrower should fail to pay when due any indebtedness permitted hereunder to any other person or entity for borrowed money or any other event occurs which, under any agreement or instrument relating to such indebtedness, has the effect of accelerating or permitting the acceleration of such indebtedness, whether or not such indebtedness is actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time or otherwise, and such failure, whether or not the indebtedness is accelerated, continues for 15 days after CoBank shall have delivered to the Borrower written notice that CoBank will consider such failure to constitute an Event of Default hereunder.

                    (G) Judgments. A judgment, decree, or order for the payment of money in excess of $500,000.00 shall be rendered against the Borrower and either (1) enforcement proceedings shall have been commenced; or
               (2) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied, or stayed pending appeal.

                    (H) Insolvency, Etc. The Borrower: (1) shall become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they come due; or (2) shall suspend its business operations or a material part thereof or make an assignment for the benefit of creditors, if, in CoBank's reasonable opinion, such suspension or termination will have a material adverse effect on the Borrower's overall operations; or (3) shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed, and same is not terminated within sixty (60) days of such appointment; or (4) shall commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, which proceeding is not dismissed or otherwise withdrawn within sixty (60) days of the commencement of same.

                    (I)  Material Adverse Change.  Any material
               adverse change occurs, as reasonably determined by CoBank, in the Borrower's financial condition, results of operation or ability to perform its obligations hereunder or under any instrument or document contemplated hereby.

                    SECTION 15. Suspension of Line During Grace Period. During the continuance of any event which, with the passage of time or the giving of notice or both would become an Event of Default hereunder or under any other agreement between CoBank and the Borrower, CoBank may, without notice to the Borrower, suspend the unused portion of the Line.

                    SECTION 16.  Remedies Upon Default.  Upon the
          occurrence of and during the continuance of each and every Event of Default:

                    (A) Termination, Etc. CoBank may, without notice to the Borrower, suspend the unused portion of the Line and, upon notice to the Borrower, may terminate the Line and declare the entire unpaid principal balance of the Note, all accrued interest thereon and all other amounts payable under this Agreement and all other agreements between CoBank and the Borrower, to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the Note and all such other amounts shall become immediately due and payable, without protest, presentment, demand, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                    (B) Enforcement. CoBank may proceed to protect, exercise, and enforce such rights and remedies as may be provided by agreement or under law. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CoBank to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise thereof, or the exercise of any other right. Without limiting the foregoing, except as prohibited by the Indenture, CoBank may hold and/or set off and apply against the Borrower's indebtedness any and all cash, accounts, securities, or other property in CoBank's possession or under its control.

                    (C) Application of Funds. All amounts received by CoBank shall be applied to amounts owing hereunder and under the Note in such order and manner as CoBank may in its sole discretion elect.

                    SECTION 17. Complete Agreement, Amendments. This Agreement and all documents and instruments contemplated hereby are intended by the parties to be a complete and final expression of their agreement with respect to the subject matter thereof.
          No amendment, modification, or waiver of any provision hereof or thereof, nor any consent to any departure of the Borrower herefrom or therefrom, shall be effective unless approved by CoBank and contained in a writing signed by or on behalf of CoBank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment or modification hereof, or of any documents or instruments contemplated hereby, shall be enforceable against the Borrower unless signed by the Borrower.

                    SECTION 18. Applicable Law. Except to the extent governed by applicable federal law, this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of Mississippi, without reference to choice of law doctrine.

                    SECTION 19. Notices. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery, if personally delivered, sent by telegram or facsimile transmission, or if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

             If to CoBank, as follows:       If to the Borrower, as follows:

             National Bank for Cooperatives  Mississippi Chemical Corporation
             6360 I-55 North, Suite 410      P. O. Box 388
             P. O. Box 16099                 Yazoo City, MS 39194-0388
             Jackson, MS 39236-0099          Attn:  William F. Hawkins
             Attn:  Credit Department        Facsimile No. (601) 746-9158
             Facsimile No. (601) 977-4045

                    SECTION 20. Costs and Expenses. To the extent allowed by law, the Borrower agrees to pay to CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank (including the reasonable fees and expenses of counsel retained by CoBank) in connection with the perfection, maintenance and release of any security provided for hereunder and the preservation and enforcement of CoBank's rights hereunder, under the Note, and any security or other agreement related hereto.

                    SECTION 21. Effectiveness and Severability. This Agreement shall continue in effect until all indebtedness and obligations of the Borrower hereunder and under all instruments and documents contemplated hereby shall have been repaid or the Line shall expire, whichever is later. Any provision of this Agreement or of any instrument or document contemplated hereby which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

                    SECTION 22. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and CoBank and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of CoBank.

                    SECTION 23. Acceptance. This Agreement shall not become effective unless CoBank shall have received a duly executed copy of this Agreement by November 12, 1993.

                                             NATIONAL BANK FOR COOPERATIVES


                                             By:___________________________
                                                       Vice President

          ACCEPTED AND AGREED TO:

          MISSISSIPPI CHEMICAL CORPORATION

          By:___________________________

          Title:________________________

          Date:_________________________

                                                                   Exhibit 4.5


                             NATIONAL BANK FOR COOPERATIVES
                     AMENDED AND RESTATED LINE OF CREDIT AGREEMENT


                                                                Number 6871(B)
                                                              October 22, 1993

          MISSISSIPPI CHEMICAL CORPORATION
          YAZOO CITY, MISSISSIPPI

          $15,000,000.00 COMMODITY LOAN (VARIABLE) AMENDED TO INCREASE THE
               AMOUNT TO $20,000,000.00

                    THIS AMENDED AND RESTATED LINE OF CREDIT AGREEMENT ("Agreement") is entered into as of the 22nd day of October, 1993, between the NATIONAL BANK FOR COOPERATIVES ("CoBank") and MISSISSIPPI CHEMICAL CORPORATION (the "Borrower").

                    WHEREAS, CoBank and the Borrower entered into Line of Credit Agreement No. 6871; and

                    WHEREAS, CoBank and the Borrower now desire to amend and restate Line of Credit Agreement No. 6871.

                    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                    SECTION 1. The Line of Credit. On the terms and conditions set forth in this Agreement, CoBank agrees to make available to the Borrower during the period commencing on November 1, 1993, and ending on but not including October 31, 1994, or such later date as CoBank may in its sole discretion authorize in writing, a revolving line of credit in an amount equal to the lesser of the Borrowing Base (as defined in Section 6 hereof) or $20,000,000.00 (the "Line"). Within the limits of the Line, the Borrower may borrow, repay, and reborrow.

                    SECTION 2. Purpose. Advances under the Line shall be used to finance inventories of the Borrower which enjoy broad markets and are of commercial quality acceptable to CoBank, and to finance the operating needs of the Borrower's Restricted Subsidiaries, and the Borrower agrees to utilize the proceeds of the Line for that purpose.





















                    SECTION 3.  Availability.

                    (A) Advances. Advances under the Line will be made available on any day on which CoBank is open for business upon the telephonic or written request of any individuals authorized by the Borrower. Requests for advances must be received by CoBank no later than 12:00 noon, Central time on the day the advance is desired. Unless otherwise agreed, all advances will be made available by wire transfer of immediately available funds. Wire transfers will be made to such account or accounts as the Borrower may authorize from time to time on forms supplied by CoBank. In making advances on telephonic request, CoBank shall be entitled to rely on (and shall incur no liability to the Borrower in acting upon) any request made by a person identifying himself or herself as one of the persons authorized by the Borrower to request advances hereunder.

                    (B) Bankers Acceptances. Bankers acceptances will be created and discounted in accordance with the Acceptance Agreement dated November 7, 1989, which agreement shall govern the rights and obligations of the parties with respect to such acceptances ("Acceptance Agreement"). The full face amount of each acceptance shall reduce the amount available under the Line and at maturity, each acceptance shall be automatically repaid through an advance under the Line.

                    SECTION 4.  Interest.

                    (A) The Borrower agrees to pay interest on the unpaid principal balance hereunder in accordance with one of the following interest rate options, as selected by the Borrower:

                    (1) Variable Rate Option. At a rate per annum equal at all times to the National Variable Rate (as hereinafter defined) minus one hundred (100) basis points. For purposes hereof, the National Variable Rate shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate. Any change in the National Variable Rate shall take effect on the date established by CoBank as the effective date of such change, and CoBank agrees to notify the Borrower promptly after any change in the rate.

                    (2) Quoted Rate Option. At a fixed rate to be quoted by CoBank in its sole and absolute discretion. Under this option, the minimum amount that may be fixed at any one time for any single period shall be $100,000, and rates may be fixed for periods ranging from 5 to 365 days. However, rates may only be fixed for periods which expire on a day on which CoBank is open for business.

                    (3) LIBOR Option. At a fixed rate equal to LIBOR (as hereinafter defined) plus 125 basis points per annum for periods of 1 month, 2 months, 3 months, 6 months, or 9 months, as selected by the Borrower. For purposes hereof, LIBOR shall mean the rate indicated by Reuters (screen LIBO) as having been quoted by Bankers Trust at 11:00 a.m. London time on the date the rate is fixed for the offering of U.S. dollar deposits in the London interbank market for the period designated by the Borrower. Notwithstanding such reference, for purposes hereof, the term "month" or "months" shall mean a period consisting of 30 days or integral multiples thereof; provided, however, that in the event any such period expires on a day on which CoBank is not open for business, such period shall be extended to the next day on which CoBank is open for business. Under this option, the minimum amount that may be fixed at any one time shall be $100,000.

                    (4) Discount Note Option. At a fixed rate equal to the Discount Note Rate (as hereinafter defined) plus 150 basis points per annum for periods ranging from 5 to 365 days. Under this option, the minimum amount that may be fixed at any one time for any single period shall be $100,000. However, rates may only be fixed for periods which expire on a day on which CoBank is open for business. For purposes hereof, the term Discount Note Rate shall mean the yield to maturity on Federal Farm Credit Banks Consolidated Systemwide Notes (Systemwide Notes) having the same maturity date as the last day of the fixed rate period selected by the Borrower, as quoted by CoBank at approximately 9:30 a.m. Eastern time on the date the rate is fixed. If, however, no yield is available for the period selected, then the rate shall be interpolated based on the rates quoted by CoBank for the next longer and shorter maturity dates for Systemwide Notes. In the event that no issues of Systemwide Notes are available for such interpolation or that the issuance of Systemwide Notes ceases, then CoBank will notify the Borrower and either (i) this interest rate option will cease to be available, or (ii) the parties hereto may agree upon a substitute basis for fixing rates based upon similar issues of discount notes or other debt instruments.

          The Borrower shall select the applicable rate option at the time it requests an advance hereunder and may, on any CoBank business day, elect to convert qualifying amounts bearing interest at the variable rate option to one of the fixed rate options. In addition, on the last day of any fixed rate period, the Borrower may elect to fix the rate for an additional period or to convert the rate to the variable rate option. In the absence of any such election or in the absence of any election made at the time an advance is made hereunder, interest shall automatically accrue at the variable rate option. All elections provided for herein shall be made in the same manner and by the same time as is provided in
          Section 3 hereof for requests for advances, and in no event may rates be fixed for periods expiring after the Maturity Date (as defined in Section 5 hereof).

                    (B) Payment and Calculation. Interest shall be payable monthly in arrears by the 20th day of the following month, and shall be calculated on the actual number of days each advance is outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each advance is made shall be included and the date each advance is repaid shall be excluded.

                    (C) Default Rate. If prior to maturity the Borrower fails to make any payment or investment required to be made under the terms of this agreement (including this Section), then at CoBank's option in each instance, such payment or investment shall bear interest at 4 percent per annum in excess of the rate set forth in Subsection (A) above. After maturity, whether by reason of acceleration or otherwise, the unpaid principal balance hereunder shall automatically bear interest at 4 percent per annum in excess of the rates that would otherwise be in effect. All interest provided for in this Subsection shall be payable on demand and shall be calculated from the date such payment was due to the date paid on the basis of a year consisting of 360 days.

                    (D) Prepayment Surcharge. In the event any balance bearing interest at a fixed rate is repaid on a day earlier than the last day of any fixed rate period (whether as a result of a voluntary prepayment or by reason of acceleration or otherwise), the Borrower shall pay to CoBank a prepayment surcharge equal to the present value of any actual funding losses incurred by CoBank as a result of such prepayment, such surcharge to be computed in accordance with methodology established by CoBank and demonstrated to Borrower to be reasonably calculated to reflect CoBank's actual funding losses.

                    SECTION 5. Repayment and Maturity. The unpaid principal balance of the advances shall mature and be payable on November 1, 1994, or on such later date as CoBank may in its sole discretion authorize in writing (the "Maturity Date").

                    SECTION 6.  Borrowing Base, Reports, Etc.

                    (A) Borrowing Base. For purposes hereof, the term "Borrowing Base" shall mean sixty-five percent (65%) of the market value of the inventory securing advances hereunder.

                    (B) Reports. Monthly, within twenty-one (21) days of each month-end during the term hereof, or more frequently as CoBank may reasonably request, the Borrower will submit to CoBank a Borrowing Base Report in form and content acceptable to CoBank. Such Reports shall be due only if there is a balance outstanding under the Line.

                    (C) Mandatory Repayment. If at any time the amount outstanding under the Line exceeds the Borrowing Base, the Borrower shall immediately notify CoBank and, at its option, shall either repay so much of the Line as is necessary to reduce the amount outstanding under the Line to the limits of the Borrowing Base, or shall restore the required margin of security.

                    SECTION 7. Note. The Borrower's obligation to repay advances made under the Line shall be evidenced by a promissory note in form and content acceptable to CoBank (the "Note").

                    SECTION 8. Manner and Time of Payment. The Borrower shall make each payment under this Agreement and the Note either by wire transfer of immediately available funds or by check. Wire transfers shall be made to the Federal Reserve Bank of Atlanta for advice to and credit of NATL BK COOPS, Federal Reserve Bank Account Number 0619-0193-1 (or to such other account as CoBank may designate by notice). The Borrower shall give CoBank telephonic notice no later than 12:00 noon Central time of its intent to pay by wire transfer. Wire transfers received after 3:00 p.m. Central time shall be credited on the next business day. Checks shall be mailed or delivered to CoBank at Drawer CS 198552, Atlanta, GA 30384-8552 (or to such other address as CoBank may designate by notice). Credit for payment by check will not be given until the next business day after receipt of the check or the actual receipt of immediately available funds, whichever is later.

                    SECTION 9. Capitalization. The Borrower agrees to make such investments in CoBank as CoBank may from time to time require in accordance with its bylaws and capital plan. In connection with the foregoing, the Borrower hereby acknowledges receipt, prior to the execution of this document, of a written description of the terms and conditions under which equity is issued. All such investments and all other equities which the Borrower may now own or hereafter acquire or be allocated in CoBank shall be subject to a statutory first lien in favor of CoBank to secure any indebtedness of the Borrower to CoBank.

                    SECTION 10. Security. In addition to the above, the Borrower's obligations hereunder and under all instruments and documents contemplated hereby shall be secured by a first priority lien (subject only to those exceptions approved in writing by CoBank) pursuant to all existing Security Agreement(s) between CoBank and Borrower covering all of Borrower's inventory of every type and description, maintained in the conduct of Borrower's business, whether such inventory is now existing or hereafter acquired as additional inventory, or as replacement for existing inventory, consisting of fertilizer, chemicals, raw materials used in the manufacture of fertilizer and fertilizer materials, fertilizer in the process of mixing, liquid and mixed fertilizer, fertilizer in bulk or bags, and all proceeds and products of said inventory, which is held by W. F. Hawkins as Collateral Officer and Ginger Roark as Alternate Collateral Officer under a Collateral Agreement dated as of November 7, 1989, among the Borrower, CoBank and the Collateral Officers.

                    SECTION 11. Conditions Precedent. CoBank's obligation to make the initial advance hereunder is subject to the following conditions precedent:

                    (A) Due Execution. That CoBank receive duly executed copies of this Agreement and all instruments and documents contemplated hereby.

                    (B) Approvals. That CoBank receive evidence satisfactory to it that all consents and approvals which are necessary for, or required as a condition of, the validity and enforceability of this Agreement and all documents and instruments contemplated hereby, have been obtained and are in full force and effect.

                    (C) Event of Default. That no Event of Default (as defined in Section 15 hereof), or event which with the passage of time or the giving of notice or both would become an Event of Default hereunder, exists.

                    SECTION 12. Representations and Warranties. To induce CoBank to extend credit hereunder, and recognizing that CoBank is relying hereon, the Borrower represents and warrants as follows:

                    (A) Application. As of the date hereof, all representations, warranties, and information set forth in, or furnished in connection with, the Application submitted in connection herewith are true and correct.

                    (B) Conflicting Agreements, Etc. Neither this Agreement nor any instrument or document contemplated hereby conflicts with any agreement to which the Borrower is a party or with any provision of the Borrower's bylaws or articles of incorporation.

                    (C) Binding Agreement. This Agreement and all instruments and documents contemplated hereby will, when delivered, constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their terms.

                    (D) Defaults Under Other Agreements. The Borrower is not in default under any agreement or instrument to which it is a party or under which any of its properties are subject, that is material to its financial condition, operations, properties, profits, or business, including the Indenture (as defined in Subsection 13(D) hereof).

                    SECTION 13. Affirmative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower agrees to:

                    (A) Eligibility. Maintain its status as an entity eligible to borrow from CoBank.

                    (B) Corporate Existence. Preserve and keep in full force and effect its corporate existence and good standing in the jurisdiction of its incorporation, its qualification to transact business in all places required by law, and all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or required by law.

                    (C) Compliance with Laws. Comply in all material respects with all applicable federal, state, and local laws, rules, regulations, ordinances, codes, and orders material to the conduct of the Borrower's business or the management of its property (collectively "Laws").
               Without limiting the foregoing, the Borrower agrees to comply in all material respects with all Laws relating to securities, and agrees to comply in all material respects, and to cause all persons occupying or present on any properties of Borrower to so comply, with all Laws relating to environmental protection. Notwithstanding the foregoing, Borrower's failure to comply with this Subsection (C) will not constitute a default under this Agreement unless such failure adversely and materially affects Borrower's ability to comply with its payment obligations under this Agreement.

                    (D) Insurance. Maintain "all-risk" property insurance covering such risks, in such companies, form and amounts sufficient to cover at all times CoBank's entire lien interest, which lien interest shall be shown under the terms of a standard loss payable clause in favor of CoBank and Deposit Guaranty National Bank as Trustee under the Indenture of Mortgage, Deed of Trust, Assignment and Security Agreement dated as of September 1, 1976, as supplemented, among the Borrower, CoBank, and Deposit Guaranty National Bank as Trustee (hereinafter referred to as "Indenture"), as indicated in the insurance policies or by endorsements attached thereto, and fidelity bond coverage in such companies, form, and amounts and on such officers and employees as CoBank may request. CoBank shall be provided thirty (30) days' prior written notice of cancellation of any such policy.

                    (E) Property Maintenance. Maintain all of its property that is necessary to or desirable for the proper conduct of its business in good working condition, ordinary wear and tear excepted.

                    (F) Books and Records. Keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles ("GAAP") consistently applied.

                    (G) Inspection. Permit CoBank or its agents, during normal business hours or at such other times as the parties may agree, to examine the Borrower's properties, books, and records, and to discuss the Borrower's affairs, finances, and accounts with its respective officers, directors, employees, and independent certified public accountants.

                    (H)  Reports and Notices.  Furnish to CoBank:

                         (1)  Annual Financial Statement.

                              (a)  Audit.  As soon as
                         available, but in no event later than
                         ninety (90) days after the end of any
                         fiscal year of the Borrower occurring
                         during the term hereof, annual
                         consolidated financial statements of
                         the Borrower prepared in accordance
                         with GAAP consistently applied.  Such
                         financial statements shall:  (i) be
                         audited by independent certified
                         public accountants selected by the

                         Borrower and reasonably acceptable to
                         CoBank; (ii) be accompanied by a
                         report of such accountants containing
                         an opinion acceptable to CoBank;
                         (iii) be prepared in reasonable
                         detail and in comparative form; and
                         (iv) include a balance sheet, a
                         statement of income, a statement of
                         retained earnings, a statement of
                         cash flows, and all notes and
                         schedules relating thereto.

                              (b)  Management Letters.
                         Promptly upon receipt thereof, a copy
                         of any management letters submitted
                         to the Borrower by its independent
                         certified public accountant.

                         (2)  Monthly Financial Statements.  As
                    soon as available, but in no event more than thirty (30) days after each month end, a consolidated and an unconsolidated (meaning Borrower and Restricted Subsidiaries) balance sheet and statement of income for the period year to date, and such other monthly statements as CoBank may specifically and reasonably request, all prepared in reasonable detail in accordance with GAAP consistently applied, and showing compliance with all loan covenants contained herein (to the extent that same can be demonstrated in such financial statements).

                         (3)  Notice of Default.  Promptly after
                    becoming aware thereof, notice of the
                    occurrence of an "Event of Default" (as defined in Section 15 hereof) or of any event which, with the giving of notice or the passage of time or both, would become an Event of Default hereunder.

                         (4)  Notice of Non-Environmental
                    Litigation. Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the Borrower and/or any Restricted Subsidiary which, if determined adversely to the Borrower and/or any Restricted Subsidiary, could have a material adverse effect on the financial condition, properties, profits, or operations of the Borrower and/or any Restricted Subsidiary.

                         (5)  Notice of Environmental Litigation,
                    Etc. Promptly after receipt thereof, notice of the receipt of all pleadings, orders, formal complaints, or indictments alleging a condition that may require the Borrower to undertake or to contribute to a cleanup or other response under environmental Laws, or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions.

                         (6)  Other Information.  Such other
                    information regarding the condition or
                    operations, financial or otherwise, of the Borrower as CoBank may, from time to time, reasonably request, including, but not limited to, copies of all pleadings and notices referred to in Subsections H(4) and (5) above.

                         (7)  Monthly Borrowing Base Report.  The
                    monthly Borrowing Base Report as set forth in Subsection 6(B) hereof.

                         (8)  Annual Budgets, Etc.  As soon as
                    available, but in no event later than October 1 of each year during the term hereof, on an unconsolidated (meaning Borrower and all Restricted Subsidiaries) basis, copies of the Borrower's annual budgets and forecasts of operations, capital expenditures and statements of cash flow, which shall be supported by an itemized list of assumptions upon which said forecasts were based in sufficient detail to permit CoBank to appraise the validity of same.

                         (9)  Quarterly Covenant Certificate.  As
                    soon as available after the end of each
                    calendar quarter during the term hereof, a certificate from the Chief Financial Officer of the Borrower showing compliance with all terms and conditions of this Agreement.

                    (I) Acceptance Agreement. Remain in compliance with the Acceptance Agreement.

                    (J) Current Ratio. Maintain at all times a ratio of unconsolidated current assets to unconsolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than 1.3 to 1; provided, however, in determining unconsolidated current liabilities, only the amount allowable as cash patronage rebates under the terms of the Borrower's loans with CoBank shall be treated as a current liability, or the actual amount to be paid in cash if less than 60% of earnings.

                    (K) Working Capital. Maintain at all times an excess of unconsolidated current assets over unconsolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than $20,000,000.00; provided, however, in determining unconsolidated current liabilities, only the amount allowable as cash patronage rebates under the terms of the Borrower's loans with CoBank shall be treated as a current liability for purposes of this Subsection 13(J).

                    SECTION 14. Negative Covenants. Unless otherwise agreed to in writing by CoBank, while this Agreement is in effect, whether or not any indebtedness is outstanding hereunder, the Borrower will not:

                    (A) Borrowings. Except as provided in Subsection 12(K) of the Borrower's Seasonal Line Number 6872, create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money or for the deferred purchase price of property or services, except for accounts payable to trade creditors and current operating liabilities (other than for borrowed money) incurred in the ordinary course of the Borrower's business.

                    (B) Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal. The foregoing restrictions shall not apply to (1) liens in favor of CoBank; (2) liens for taxes, assessments, or governmental charges that are not past due; (3) liens, pledges and deposits under workers' compensation, unemployment insurance, and social security laws; (4) liens, deposits and pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of the Borrower's business as conducted on the date hereof; (5) liens imposed by law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due; and (6) Permitted Security Interests as set forth in Section 7.01 of the Indenture.

                    (C)  Mergers, Acquisitions, Etc.  Merge or
               consolidate with any other entity, or acquire all or substantially all of the assets of any person or entity, or commence operations under any other name, organization, or entity, including any joint venture.

                    (D) Transfer of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of the Borrower's business, and except assets which are obsolete, surplus to Borrower's operation or business, or replaced with assets of at least equal value to Borrower's operation or business.

                    (E) Loans. Lend or advance money, credit, or property to any person or entity, except in the ordinary course of the Borrower's business, and except for loans to Restricted Subsidiaries, to Newsprint South, Inc., or pursuant to the Freeport Agreement, as amended from time to time, and defined in the Indenture.

                    (F) Contingent Liabilities. Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise become liable upon the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection, similar transactions in the ordinary course of the Borrower's business, or with respect to any of its Subsidiaries.

                    (G) Change in Business. Engage in any business activities or operations substantially different from or unrelated to the Borrower's currently intended business activities or operations.

                    (H) Dividends and Retirement of Equities. Declare or pay any dividends, or retire capital equities or other written notices of allocation in cash, or make any other distribution or allocation of its earnings, surplus, or assets to any holder of stock, allocated equities or other written notices of allocation; provided, however, the Borrower may distribute patronage-sourced earnings annually in the form of cash and qualified and/or unqualified written notices of allocation, so long as the cash portion of such distribution does not exceed sixty percent (60%) of such earnings, and such written notices constitute equity and not debt.

                    (I) Secured Funded Debt. Will not, nor will it permit any Restricted Subsidiary to, issue, guarantee, assume, or in any manner become liable for, contingently or otherwise, any Secured Funded Debt unless immediately after giving effect to the issuance and the application of the proceeds thereof Net Tangible Assets would be not less than 166% of the aggregate unpaid principal amount of all Secured Funded Debt then outstanding. The terms "Restricted Subsidiary", "Secured Funded Debt", and "Net Tangible Assets" shall have the same meaning herein as in the Indenture.

                    SECTION 15. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                    (A) Payment Default. Failure by the Borrower to make any payment or investment required to be made hereunder when due.

                    (B)  Representations and Warranties.  Any
               representation or warranty made by the Borrower herein or in any agreement, certificate or document related hereto or furnished in connection herewith, shall prove to have been false or misleading in any respect on or as of the date made, which false or misleading representation or warranty has a material and adverse affect on the Borrower's ability to comply with its payment obligations hereunder.

                    (C) Certain Affirmative Covenants. Failure by the Borrower to perform or comply with any covenant set forth in Section 13 hereof (other than Section 13(H)(3), (4) and (5)), or to furnish any Borrowing Base Report required by Section 6(B) hereof, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (D) Other Covenants and Agreements. The Borrower should fail to perform or comply with any other covenant or agreement contained herein, including any covenant excluded under Subsection (C) above, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Borrower.

                    (E) Cross-Default. The Borrower should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Borrower and CoBank, including, without limitation, any loan agreement, security agreement, mortgage, and deed of trust.

                    (F) Other Indebtedness. The Borrower should fail to pay when due any indebtedness permitted hereunder to any other person or entity for borrowed money or any other event occurs which, under any agreement or instrument relating to such indebtedness, has the effect of accelerating or permitting the acceleration of such indebtedness, whether or not such indebtedness is actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time or otherwise, and such failure, whether or not the indebtedness is accelerated, continues for 15 days after CoBank shall have delivered to the Borrower written notice that CoBank will consider such failure to constitute an Event of Default hereunder.

                    (G) Judgments. A judgment, decree, or order for the payment of money in excess of $500,000.00 shall be rendered against the Borrower and either (1) enforcement proceedings shall have been commenced; or (2) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied, or stayed pending appeal.

                    (H) Insolvency, Etc. The Borrower: (1) shall become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they come due; or (2) shall suspend its business operations or a material part thereof or make an assignment for the benefit of creditors, if, in CoBank's reasonable opinion, such suspension or termination will have a material adverse effect on the Borrower's overall operations; or (3) shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed, and same is not terminated within sixty (60) days of such appointment; or (4) shall commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, which proceeding is not dismissed or otherwise withdrawn within sixty (60) days of the commencement of same.

                    (I) Material Adverse Change. Any material adverse change occurs, as reasonably determined by CoBank, in the Borrower's financial condition, results of operation or ability to perform its obligations hereunder or under any instrument or document contemplated hereby.

                    SECTION 16. Suspension of Line During Grace Period. During the continuance of any event which, with the passage of time or the giving of notice or both would become an Event of Default hereunder or under any other agreement between CoBank and the Borrower, CoBank may, without notice to the Borrower, suspend the unused portion of the Line.

                    SECTION 17. Remedies Upon Default. Upon the occurrence of and during the continuance of each and every Event of Default:

                    (A) Termination, Etc. CoBank may, without notice to the Borrower, suspend the unused portion of the Line and, upon notice to the Borrower, may terminate the Line and declare the entire unpaid principal balance of the Note, all accrued interest thereon and all other amounts payable under this Agreement and all other agreements between CoBank and the Borrower, to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the Note and all such other amounts shall become immediately due and payable, without protest, presentment, demand, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                    (B) Enforcement. CoBank may proceed to protect, exercise, and enforce such rights and remedies as may be provided by agreement or under law. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CoBank to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise thereof, or the exercise of any other right. Without limiting the foregoing, except as prohibited by the Indenture, CoBank may hold and/or set off and apply against the Borrower's indebtedness any and all cash, accounts, securities, or other property in CoBank's possession or under its control.

                    (C) Application of Funds. All amounts received by CoBank shall be applied to amounts owing hereunder and under the Note in such order and manner as CoBank may in its sole discretion elect.

                    SECTION 18. Complete Agreement, Amendments. This Agreement and all documents and instruments contemplated hereby are intended by the parties to be a complete and final expression of their agreement with respect to the subject matter thereof. No amendment, modification, or waiver of any provision hereof or thereof, nor any consent to any departure of the Borrower herefrom or therefrom, shall be effective unless approved by CoBank and contained in a writing signed by or on behalf of CoBank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment or modification hereof, or of any documents or instruments contemplated hereby, shall be enforceable against the Borrower unless signed by the Borrower.

                    SECTION 19. Applicable Law. Except to the extent governed by applicable federal law, this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of Mississippi, without reference to choice of law doctrine.

                    SECTION 20. Notices. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery, if personally delivered, sent by telegram or facsimile transmission, or if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

            If to CoBank, as follows:        If to the Borrower, as follows:

            National Bank for Cooperatives   Mississippi Chemical Corporation
            6360 I-55 North, Suite 410       P. O. Box 388
            P. O. Box 16099                  Yazoo City, MS 39194-0388
            Jackson, MS  39236-0099          Attn:  William F. Hawkins
            Attn:  Credit Department         Facsimile No. (601) 746-9158
            Facsimile No. (601) 977-4045

                    SECTION 21. Costs and Expenses. To the extent allowed by law, the Borrower agrees to pay to CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank (including the reasonable fees and expenses of counsel retained by CoBank) in connection with the perfection, maintenance and release of any security provided for hereunder and the preservation and enforcement of CoBank's rights hereunder, under the Note, and any security or other agreement related hereto.

                    SECTION 22. Effectiveness and Severability. This Agreement shall continue in effect until all indebtedness and obligations of the Borrower hereunder and under all instruments and documents contemplated hereby shall have been repaid or the Line shall expire, whichever is later. Any provision of this Agreement or of any instrument or document contemplated hereby which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

                    SECTION 23. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and CoBank and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of CoBank.

                    SECTION 24. Acceptance. This Agreement shall not become effective unless CoBank shall have received a duly executed copy of this Agreement by November 12, 1993.


                                             NATIONAL BANK FOR COOPERATIVES

                                             By:___________________________
                                                       Vice President

          ACCEPTED AND AGREED TO:

          MISSISSIPPI CHEMICAL CORPORATION

          By:___________________________

          Title:________________________

          Date:_________________________

                                                                 Exhibit 10

                AMENDMENT OF AGREEMENT FOR REAL ESTATE PURCHASE OPTION



               This Amendment of Agreement for Real Estate Purchase Option ("Amendment"), made as of July 16, 1993, by and between IMC-Agrico Company ("IMC-Agrico"), a Delaware general partnership, and Mississippi Chemical Corporation ("Mississippi Chemical").

                                 W I T N E S S E T H:


               WHEREAS, Mississippi Chemical and Freeport-McMoRan Resource Partners, Limited Partnership ("Freeport") are parties to that certain Agreement for Real Estate Purchase Option dated July 16, 1990 (the "Agreement"), whereby Mississippi Chemical granted to Freeport an exclusive option to purchase certain property located in Hardee County, Florida; and

               WHEREAS, pursuant to paragraph 19 of the Agreement, the Agreement was assigned as of July 1, 1993, to IMC-Agrico, the general partner of which is IMC-Agrico MP, Inc.; and

               WHEREAS, Mississippi Chemical and IMC-Agrico desire to amend the Agreement as hereinafter set forth;

               NOW, THEREFORE, Mississippi Chemical and IMC-Agrico hereby agree as follows:

               1. Paragraph 2, Option Money, of the Agreement is amended by changing the fourth sentence thereof to read in its entirety as follows:

                    Payments of Option Money relating to the second and third years of the option period shall be due prior to the end of the one (1) year period preceding the option period to which they relate.

          and by inserting immediately after the fourth sentence the following new sentence:

                    The payment of Option Money relating to the fourth year of the option period shall be due on or before December 31, 1993.





















               2. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect.

               3. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

               IN WITNESS WHEREOF, Mississippi Chemical and IMC-Agrico have caused this Amendment to be duly executed as of the date and year first above written.


          WITNESSES:                  MISSISSIPPI CHEMICAL CORPORATION

          /s/ Allen Bridgforth        By:  /s/ Charles O. Dunn
          /s/ Linda G. Bentley             President


          WITNESSES:                  IMC-AGRICO COMPANY, a Delaware
                                      General Partnership

          /s/ Rochelle A. Jacobson    By:  IMC-AGRICO MP, INC., General
          /s/ Linda J. Wood                Partner

                                      By:  /s/ James D. Speir
                                           Vice President




























                                         -2-
























                                            April 26, 1994

          VIA EDGAR

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Judiciary Plaza
          Washington, D. C.  20549

               Re:  Mississippi Chemical Corporation
                    File No. 2-7803

          Ladies and Gentlemen:

                    On behalf of the above-named registrant, enclosed please find a Current Report on Form 8-K.

                    If you have any questions, please do not hesitate to call.

                                            Very truly yours,





                                            Lisa M. Kaderabek

          LMK/aep
          Enclosure

          cc:  Robert E. Jones
               Frederick W. Axley